EXHIBIT 99.1


                      [LETTERHEAD OF DHB INDUSTRIES, INC.]

                      2101 SW 2ND STREET  POMPANO BEACH, FL  33069
                      TEL: 954-630-0900   WWW.DHBINDUSTRIES.COM


                             COMPANY CONTACT: Media Relations/Investor Relations
                                              Glenn Wiener
                                              212-786-6013
                                              pr@dhbt.com or ir@dhbt.com
FOR IMMEDIATE RELEASE


         DHB INDUSTRIES PROVIDES UPDATE ON THE STATUS OF ITS FINANCIALS
                           AND OTHER CORPORATE MATTERS

    COMPANY PROVIDES ADDITIONAL DISCLOSURE ON ITS CURRENT FINANCIAL POSITION, TIMELINE FOR FINANCIAL RESTATEMENTS, CLASS AND DERIVATIVE ACTION SETTLEMENTS
     AND OTHER INVESTIGATIONS, AND CHANGES TO ITS EXECUTIVE MANAGEMENT TEAM

POMPANO  BEACH,  FLORIDA,  DECEMBER  22, 2006 - DHB  Industries  Inc.  (OTC Pink
Sheets: DHBT.PK), a leader in the field of protective body armor, today provided updates on a variety of corporate matters.

Larry Ellis stated, "It was the Company's intent to provide shareholders with some updates on our business, financial statements and outlook at our shareholders meeting scheduled for December 5, 2006, but we decided to postpone that meeting until further notice, due to several factors, including the inconvenience cited by some shareholders. Since that time, there have been a couple of other corporate developments that we wanted to convey to the market. We will provide updates from time to time on the state of our business and our plan to continue moving the Company through this challenging period. We also continue to review all options to increase shareholder value."

FINANCIAL UPDATE
In August of this year, the Company announced that its financial results for 2003, 2004 and the first nine-months of 2005 could no longer be relied upon due to discrepancies found in reported information, lack of appropriate documentation and material weaknesses in internal controls. Due to these circumstances affecting prior periods, the Company also is not in a position at this time to report its quarterly financials for 2006.

Over the past several months, the Company has brought in new directors, new management and financial advisors to mount an aggressive effort to bring the Company back into compliance as soon as feasible. This team has led the tasks of implementing new controls, upgrading information systems and attracting the right talent to allow the Company to develop an appropriate infrastructure to generate and file accurate and compliant financial information. The Company also is negotiating now with lenders and other financing parties to make sure the Company's capital structure is appropriate for its business needs, while working with both internal and external auditors to complete the review of potential restatements of prior periods.

                                     -MORE-

The Company has made significant progress in this effort and is now in a position to provide some updates on its financial performance through October 31, 2006 and to communicate a timeline for making financial statements available.

Year to date, the Company has announced contracts with potential awards of over $350 million. Through the first ten months of 2006, on a non-GAAP basis the Company had cash receipts of approximately $225 million. While no assurances can be given, over the next six to twelve months, the Company expects that it will continue to receive and fulfill orders under both new and prior-year contracts.

On July 31, 2006, the Company had approximately $22.0 million of debt, $3.8 million in cash and cash equivalents and $4.4 million available under its line of credit. As of October 31, 2006, the Company had $7.0 million of debt, $4.4 million in cash and cash equivalents and $18.6 million available under its credit facility.

Over this three month period, and despite the burden of higher professional services fees, the Company reduced its bank debt by $14.9 million and improved its liquidity position by $14.8 million.

FINANCIAL RESTATEMENTS
Regarding the potential restatements for 2003, 2004 and the first nine-months of 2005, the Company anticipates it will report audited annual financial results through calendar year 2006 by the third quarter of 2007. Significant progress has been made and the Company is nearing completion of its internal numbers to present to its external auditors for review. In the interim, the Company will provide select financial information regarding its balance sheet and statement of operations, as it is able to do so.

Larry Ellis stated, "Despite all the issues that are challenging us today, our underlying business operation remains healthy. We continue to receive multi-year orders from all customer segments - Military, Federal and Law Enforcement. Internally, the Company is running at a high utilization rate and our employee headcount has remained constant at roughly 1,100. There are significant hurdles ahead and we will work through them. Rest assured, our customers continue to believe in our products."

Ellis added, "There has been some confusion in the market regarding new contract orders, and I would like to clarify a few key points. The majority of our business has always come from the U.S. Army, and we expect that profile to continue. We are currently fulfilling multi-year orders under agreements reached in 2003, 2004 and 2005. We also have significant contracts in place with other large customers, such as the U.S. Navy and many federal, state and local law enforcement agencies.

"As awards for next generation body armor are granted, we see significant opportunities for our company. We continue to drive results from our strong R&D investment and are proud to be recognized by our customers as a first-to-market product innovator. We work closely with our customers in product design, development and testing, and we have a solid track record of delivering orders on time and according to specifications. Our commitment to responsiveness, innovation and quality will not change. Our products have proven their worth in the field - they save lives."

CLASS ACTION AND DERIVATIVE LAWSUITS
As announced in July 2006, the Company signed a Memorandum of Understanding ("MOU") to settle the Class Action and Derivative lawsuits for a total of $35.2 million, plus an issuance of 3,184,713 shares of its common stock, in addition to adopting certain corporate governance measures. In August 2006, the Company disclosed that of the $35.2 million, $22.3 million would be funded through a series of transactions with Mr. David Brooks, the Company's former Chairman and CEO, and that $12.9 million would be paid for through a buyout of its directors' and officers' liability policy. As previously reported, these settlements are subject to review and approval of the U.S. District Court for the Eastern District of New York.

On December 15,  2006,  a  stipulation  of  settlement  was filed with the court
(United States District Court, 100 Federal Plaza, Central Islip, New York, 11722-4438). This stipulation represents the definitive documentation of the settlement. A claims administrator has been appointed to supervise and administer the notice procedure and will be responsible for mailing the Class Notice and the Proof of Claim and Derivative Notice to the Current DHB Shareholders, as defined in the settlement. Under the settlement documents, the class consists of all persons who purchased or otherwise acquired DHB shares on or after November 18, 2003 until and including November 30, 2006.

The Agreements will be subject to court approval and, therefore, to a public process for review by affected parties. The timetable for hearings and other aspects of the review process will be set by the court.

Larry Ellis stated, "At the time of the settlement, we were in default under our bank agreement and had very limited cash available. The Company also was incurring substantial professional service fees which, if not abated, undoubtedly would have had an adverse impact on our ability to continue in business. Furthermore, the burden of protracted litigation, government investigations and legal discovery represented material distractions at all levels of management that threatened to divert our focus on running the business effectively. The situation also was creating doubt in the minds of our customers, vendors and suppliers. As you may recall, the Board of Directors placed Mr. Brooks on administrative leave during this time, and as part of the negotiations, Mr. Brooks agreed to step down from all posts associated with DHB Industries, irrespective of any outcome. Additionally, no money was paid directly by DHB. I am proud to say that, as a result of finalizing this settlement, we have been able to turn full attention to the key issues for restoring compliance and credibility in the Company, including generating solid financial statements and serving our customers."

"These settlements were negotiated and approved by a special litigation committee empowered by the Board, which committee consisted of Senator Campbell and me, as the Senator and I did not sell any stock during the period in question. It was the decision of the Company and the Plaintiffs that this action was in the best interest of all parties," Ellis continued.

SECURITIES AND EXCHANGE COMMISSION/ DEPARTMENT OF JUSTICE INVESTIGATIONS
The Company and certain of its former executives remain the subject of investigations by the SEC and Department of Justice. Ellis continued, "While there is no new information to report, the Company is cooperating fully with these authorities, and we believe our relationship with the investigators is constructive. No charges have been brought against the Company, and we will continue to cooperate in every way to bring closure on these issues."

CHANGES IN CORPORATE OFFICERS
Effective December 22, 2006, the Company and Alix Partners mutually agreed to modify the Financial Advisory Consulting and Interim Management Services Agreement dated June 21, 2006, as part of a planned transition from outside management services towards more permanent internal resources. As part of the revised arrangements, Lawrence Young, Chief Financial Officer, Ryan Esko, SVP and Treasurer, and Mark Thorson, SVP and Controller, have stepped down from their official positions. All are employees of AlixPartners LLP and had been contracted to assist the Company in reorganizing its financial function and bringing the Company back into compliance. As the Company now has a clear timeline for its financial restatements, it will continue to bring on permanent officers to fill these positions and complete the task. To ensure a smooth transition, Mr. Esko and Mr. Thorson will continue to serve as financial
advisors  to  the  Company  up  to  February   28,  2007  and  March  30,  2007,
respectively.

Jim Anderson, who had been named Senior Vice President and Chief Accounting Officer in September 2006, has been appointed to the position of Corporate Controller and interim Chief Financial Officer, reporting to Larry Ellis and Jack Henry, who was recently named to the Company's Board of Directors and serves as the Chairman of the Audit Committee. Given his strong financial and accounting experience, Mr. Henry has agreed to take a more active consulting role until a permanent CFO is named, which is expected to occur in the near future.

Ellis commented, "I'd like to personally thank Larry, Mark and Ryan and the entire AlixPartners team for their contributions over the past six months. We were facing major challenges earlier this year and they, along with our own financial staff, were instrumental in stabilizing the Company and its financial function in particular. As we now have highly qualified personnel to continue to lead this transition effectively, we felt it was timely to move forward with a permanent team."

SUMMARY
In conclusion, Ellis said, "We have brought in exceptional talent to help lead this transition. The new management team and the Board of Directors have experience and qualifications in various areas of the Company's businesses and we look forward to their contributions in the future. We recognize there is a lot of work ahead of us and that during recent months investors have not had the benefit of a normal flow of information to gauge our performance. I can only say that the development of proper internal controls and financial information takes time. We are committed to restoring credibility and will do all we can to move forward quickly to ensure DHB Industries emerges a stronger company, able to generate the types of returns we believe the Company is capable of and that our shareholders deserve.

"Several shareholders have asked me why I have stayed with this Company given the uncertainty and the challenges we have faced. The Company's underlying business is solid, and I want to develop its full potential. On a personal note, as some of our shareholders may know, I retired from the U.S. Military after more than 35 years of service. As a soldier, I wore our products; my daughter is a soldier currently serving in Afghanistan and is wearing our products; a majority of the men and women of this nation with whom I have had the honor to serve wear and trust our products. We have received many letters from soldiers and law enforcement officers thanking us for saving their lives. That's why I will continue to stand by this company. We are making a difference, and I believe strongly in our future."

ABOUT DHB INDUSTRIES INC

DHB Industries Inc.'s highly recognized subsidiaries, Point Blank Body Armor, Inc. (www.pointblankarmor.com) and Protective Apparel Corporation of America
(PACA) (www.pacabodyarmor.com) are in the protective body armor industry and are focused on the design, manufacture, and distribution of bullet resistant and protective body armor for military, law enforcement, and corrections in the U.S. and worldwide. Company subsidiary NDL Products, Inc. (www.ndlproducts.com) produces and markets a comprehensive line of athletic supports and braces which are merchandised through national superstore chains, as well as through private label distributors.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about DHB Industries Inc. visit the website at (www.dhbindustries.com).

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES,
CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) THE COMPANY'S LACK OF AUDITED FINANCIAL STATEMENTS AND ITS ABILITY TO FILE ITS PERIODIC REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION ON A TIMELY BASIS,
(2) IMPROVEMENT IN THE COMPANY'S INTERNAL CONTROL STRUCTURE OVER FINANCIAL REPORTING, (3) DE-LISTING FROM THE AMERICAN STOCK EXCHANGE, (4) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (5) ADDITIONAL FINANCING REQUIREMENTS, (6) DEVELOPMENT OF NEW PRODUCTS, (7) GOVERNMENT APPROVAL PROCESSES, INCLUDING APPROVAL OF THE SETTLEMENT BY THE COURT, (8) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (9) TECHNOLOGICAL CHANGES, (10) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS,
(11) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, AND (12) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.


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